Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt

(10) Debt

In April 2013, the Company entered into an amendment for a $7.0 million line of credit with Silicon Valley Bank bearing an interest rate of prime plus 1.75% per annum.

In July 2015, the Company paid off its line of credit with Silicon Valley Bank.

Interest cost incurred and charged to expense related to the line of credit with Silicon Valley Bank was $0 and $0.1 million for the years ended December 31, 2016 and 2015, respectively.

In June 2015, the Company entered into a loan and security agreement with Western Alliance Bank (formerly known as Bridge Bank) to provide a secured revolving line of credit that allows the Company to borrow up to $10.0 million for working capital and general business requirements. Amounts outstanding under the line of credit bear interest at the prime rate plus 0.75% with accrued interest payable on a monthly basis and outstanding and unpaid principal due upon maturity of the credit facility in June 2018. In February 2016, the Company entered into an amendment of its loan and security agreement with Western Alliance Bank to (1) increase the capacity of its revolving line of credit by $5.0 million to $15.0 million and (2) set the minimum prime rate based on which interest due is calculated at 3.25%. No other changes were made to the loan and security agreement. The loan and security agreement, as amended, allows the Company to borrow up to $15.0 million for working capital and general business requirements.

As of December 31, 2016 and 2015, $0 and $10.0 million was outstanding under the line of credit, respectively. There was $15.0 million and $0 of unused borrowing availability under the line of credit at December 31, 2016 and 2015, respectively.

In addition to the revolving line of credit, the loan and security agreement also provides for a $5.0 million growth capital term loan.

On September 22, 2016, the Company repaid in full and terminated its term loan with Western Alliance Bank. The aggregate amount paid was $5.1 million, which included the full principal amount of $5.0 million and $0.1 million of accrued interest. The Company also repaid $5.8 million on its line of credit with Western Alliance Bank, which included $0.1 million of interest. Upon the repayment and termination of the term loan, the Company recorded a $0.1 million charge to interest expense for the unamortized portion of the debt discount.

Western Alliance Bank maintains a security interest in substantially all of the Company’s tangible and intangible assets, excluding intellectual property, to secure any outstanding amounts under the loan and security agreement. The loan and security agreement contains customary events of default, conditions to borrowing and covenants, including restrictions on the Company’s ability to dispose of assets, make acquisitions, incur debt, incur liens and make distributions and dividends to stockholders. The loan and security agreement also includes a financial covenant related to the Company’s recurring revenue renewal rate. During the continuance of an event of default, Western Alliance Bank may accelerate amounts outstanding, terminate the credit facility and foreclose on the collateral.

Interest cost incurred and charged to expense related to the term loan and line of credit was $0.5 million and $0.2 million, respectively, for the year ended December 31, 2016 and 2015.

The Company adopted ASU 2015-03 in the first quarter of 2016 and reclassified $48,000 of deferred financing costs, net, resulting in a deduction from the carrying value of the Company’s long term line of credit and term loan, respectively, within its December 31, 2015 consolidated balance sheet.